UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

CWABS Asset-Backed Certificates Trust 2007-BC3
(Exact name of issuing entity as specified in its charter)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

Countrywide Home Loans, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-140960-06	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:
	5.1	Opinion of Thacher Proffitt & Wood LLP dated June 29, 2007, relating to CWABS Asset-Backed Certificates Trust 2007-BC3
	8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)
	23.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CWABS, Inc.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Managing Director

Dated: June 29, 2007